Exhibit 10.8

SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made and entered into as of December  __, 2009, by and between THE FEMALE HEALTH COMPANY ("Borrower") and HEARTLAND BANK ("Lender").

WITNESSETH:

WHEREAS, the parties entered into that certain Amended and Restated Loan Agreement dated as of July 20, 2004, as amended by that First Amendment to Amended and Restated Loan Agreement dated as of November 1, 2004, as further amended by that Second Amendment to Amended and Restated Loan Agreement dated as of July, 2005, as further amended by that Third Amendment to Amended and Restated Loan Agreement dated as of July 1, 2006, as further amended by that Fourth Amendment to Amended and Restated Loan Agreement dated as of July 1, 2007, as further amended by that Fifth Amendment to Amended and Restated Loan Agreement dated as of July 1, 2008, and as further amended by that Sixth Amendment to Amended and Restated Loan Agreement dated as of July 1, 2009 (collectively, the "Loan Agreement"), pursuant to which Lender has made available to Borrower from time to time term and revolving credit facilities in the current maximum aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00); and

WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement to allow Borrower to declare and pay dividends or distributions on shares of Borrower's capital stock under certain conditions.

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement.  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Loan Agreement shall from the date hereof refer to the Loan Agreement as amended hereby.

SECTION 2. Amendments to Loan Agreement.  Subject to the satisfaction and occurrence of each of the conditions set forth in Section 3 hereof, the Loan Agreement is hereby amended as follows, effective as of the date hereof:

2.1   At Section 1.1 of the Loan Agreement, the definition of the term Permitted Distribution is hereby deleted in its entirety and replaced with the following:

"'Permitted Distribution' means (a) any retirement, redemption, repurchase, or other acquisition for value by Borrower of any capital stock or other equity securities issued by Borrower or (b) any declaration or payment of a dividend or distribution on or with respect to any outstanding shares of the Borrower's capital stock, as long as:

(i)   at the time of said retirement, redemption, repurchase, or other acquisition, or at the time of the declaration of said dividend or distribution, Borrower has Available Cash in excess of $1,000,000.00;

(ii)   only the amount of Available Cash that exceeds $1,000,000.00 is used for said retirement, redemption, repurchase, or other acquisition or said dividend or distribution; and

(iii)   the payment of the proposed retirement, redemption, repurchase, or other acquisition or the proposed dividend or distribution will not cause Borrower's Leverage Ratio to exceed 1:1."

SECTION 3. Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction and occurrence of each of the following conditions precedent:

3.1   Lender shall have received executed counterparts of the following documents, each containing terms satisfactory to Lender:

(a)   this Amendment; and

(b)   such other documents, instruments, and certificates as Lender may reasonably require.

SECTION 4. Representations and Warranties.  Borrower represents and warrants to Lender that:

4.1   The representations and warranties of Borrower contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).

4.2   Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and no Default or Event of Default has occurred and is continuing or would result from the execution, delivery, and/or performance of this Amendment.

4.3   Borrower does not have a defense, counterclaim, or offset with respect to the Loan Agreement or any of the other Loan Documents.

SECTION 5. Voluntary Agreement.  Each party represents and warrants to the other that it has consulted or has had the opportunity to consult with counsel regarding this Amendment, that it is fully aware of the terms contained herein, and that it has voluntarily and without coercion or duress of any kind entered into this Amendment.

SECTION 6. Authority.  By execution hereof, each of the persons signing on behalf of the parties hereto hereby represents and warrants that each is fully authorized to act and execute this Amendment on behalf of their respective party.

SECTION 7. Full Force and Effect.  Except as specifically amended hereby, all of the terms and conditions of the Loan Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and the same are hereby ratified and confirmed.  No reference to this Amendment need be made in any instrument or document at any time referring to the Loan Agreement, a reference to the Loan Agreement in any of such to be deemed to be reference to the Loan Agreement, as amended hereby.  This Amendment, the Loan Agreement, and the other Loan Documents constitute legal, valid, and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

SECTION 8. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute together but one and the same agreement.

SECTION 9. Headings; Recitals.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.  The recitals set forth herein are hereby incorporated into this Amendment and form a part hereof, the truth and accuracy of which is evidenced by each party's execution hereof.

SECTION 10. Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the internal laws of the State of Missouri (without reference to its conflicts of laws principles).

SECTION 11. Missouri Revised Statute — §432.047.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

[Remainder of page intentionally left blank.  Signature page to follow.]

COUNTERPART SIGNATURE PAGE TO
SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the day and year first above written.

"BORROWER"

THE FEMALE HEALTH COMPANY

By: /s/  O. B. Parrish
Name:  O. B. Parrish
Title:    Chairman and CEO

"LENDER"

HEARTLAND BANK

By:/s/  Colin McNulty
Name:  Colin McNulty
Title:    Vice President